AMENDED AND RESTATED
SUPPLEMENTAL RETIREMENT PLAN AGREEMENT

THIS AGREEMENT is entered into this ___ day of May, 2001 by FIRST REPUBLIC BANK, having its principal offices at 1608 Walnut Street, Suite 1000, Philadelphia, Pennsylvania 19103 (the "BANK") and NEIL I. RODIN, (the "DIRECTOR").

RECITALS

WHEREAS, DIRECTOR and BANK entered into a Supplemental Retirement Plan Agreement dated August 4, 1992 (the "PLAN") and the parties hereto desire to amend and restate the PLAN as provided herein; and

WHEREAS, the DIRECTOR has been on the Board of Directors of the BANK since 1988, and;

WHEREAS, its Board of Directors, recognizing the past services of the DIRECTOR, the DIRECTOR'S contribution to the BANK and the experience and knowledge of the DIRECTOR, desires to modify and amend the rewards the DIRECTOR receives under the Plan for his continued valuable service and counsel.

NOW THEREFORE, in consideration of services performed in the past and to be performed in the future as well as of the mutual promises and covenants herein contained, the parties agree that the Plan is hereby amended and restated in its entirety as follows:

ARTICLE I

CONDITIONS

1.1           The DIRECTOR agrees to continue to devote such time and attention to the business and affairs of the BANK as shall be required, and to use his best efforts to furnish faithful and satisfactory service to the Board during his tenure.

1.2           The payment of benefits is conditioned upon the DIRECTOR not acting in any similar capacity for any business enterprise which competes to a substantial degree with the BANK, nor engaging in any activity involving substantial competition with the BANK, without written consent from the Board of Directors. This provision shall be limited to that time while the DIRECTOR continues to serve on the Board of Directors of the Bank (the "BOARD").

ARTICLE II

BENEFITS

2.1           Effective Date. The benefits provided to the DIRECTOR hereunder shall be fully vested as of the date of this Agreement and shall be payable as provided hereinafter.

2.2           Death Before Retirement. If the DIRECTOR dies while actively serving on the Board prior to the commencement of his retirement benefits payable hereunder, the BANK shall pay to such beneficiary(ies) as the DIRECTOR shall designate in writing the sum of $25,000 per year for ten years. Said payments shall be paid in annual installments commencing when the DIRECTOR would have reached sixty-five (65) years of age. If the DIRECTOR fails to properly designate a beneficiary, the payments shall be made to the DIRECTOR'S surviving spouse or if the spouse is deceased, to the personal representative of the DIRECTOR'S estate.

2.3           Retirement Benefits. At the later to occur of DIRECTOR ceasing to serve as a DIRECTOR of the BANK or the DIRECTOR attaining the age sixty-five, the BANK shall pay the DIRECTOR $25,000 per year for ten years. Such benefit payments shall be made in annual installments beginning not later than the fifteenth (15t11) day of the month following the fulfillment of the requirements in this Section 2.3.

Notwithstanding the above, in the event their is a Fundamental Change as defend in Section 7.2 hereof, of the BANK or its parent company, the DIRECTOR shall have the right, upon sixty (60) days written notice to BANK, to require the BANK to assign all insurance policies applicable to the DIRECTOR in lieu of receipt of payments by the BANK under this Agreement, or, at the sole discretion of DIRECTOR, require the BANK to commence payment of the $25,000 per annum for ten (10) years provided for under Section 2.3 hereof

ARTICLE III

OTHER TERMINATIONS OF SERVICE

3.1           If the DIRECTOR'S service on the Board is terminated due to disability, such termination of service shall be treated as any other termination of service. There shall be no acceleration of benefits and the DIRECTOR shall only be entitled to the benefit he would have otherwise been due under this Agreement.

3.2           If the services of the DIRECTOR is terminated, as a result of any violation of criminal laws relating to banking, this Agreement shall terminate upon the date of such termination of service and no benefits or payments of any kind shall be made hereunder.

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ARTICLE IV

FIDUCIARY

4.1           The BANK is hereby designated the Named Fiduciary of the Plan and for purposes of the claims procedure under this Agreement. The BANK shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying any funding policy or methods consistent with this Agreement.

4.2           The BANK shall have the right to change the Named Fiduciary of the Plan created under this Agreement. The BANK shall give the DIRECTOR written notice of a change of the Named Fiduciary, or any change in the address or telephone number of the Named Fiduciary.

ARTICLE V

CLAIMS PROCEDURE

5.1           Benefits shall be paid in accordance with the provisions of this Agreement. Except in the death, the DIRECTOR or a designated recipient or any other person claiming through the DIRECTOR shall make a written request for benefits under this Agreement. This written claim shall be mailed or delivered to the Named Fiduciary. Such claim shall be reviewed by the Named Fiduciary. In the event of DIRECTOR'S death, while receiving payments hereunder, benefits shall continue to be timely paid to the DIRECTOR'S designated beneficiary, or if none has been named, to his estate.

5.2           The BANK shall only deny benefits in the event DIRECTOR shall violate the provisions of Section 1.2 or 3.2.

ARTICLE VI

NO CONTRACT OF EMPLOYMENT

This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provisions hereof restrict the removal of the DIRECTOR, or restrict the right of the DIRECTOR to terminate his service.

ARTICLE VII

REORGANIZATION OR FUNDAMENTAL CHANGE

7.1           The BANK shall not merge or consolidate into or with another bank, or reorganize, or sell substantially all of its assets to another bank, firm or person unless and until such succeeding or continuing bank, firm, or person agrees to assume and timely discharge the obligations of the BANK under this Agreement.

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7.2           A Fundamental Change shall mean:

a.
individuals who, as of the date hereof constitute the Board of the BANK'S parent company (the "COMPANY") or Board of the BANK (in either case hereinafter referred to as the "INCUMBENT BOARD") cease for any reason to constitute at least fifty percent (50%) of the Board of the Company or the BANK; provided, however, that any individual becoming a director subsequent to the date hereof whose nomination for election by Company or BANK's shareholders was approved by a vote of at least a majority of the directors then comprising the INCUMBENT BOARD shall be considered as though such individual were a member of the INCUMBENT BOARD, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than one nominated by the Board;

b.
the Company or the BANK shall enter into an agreement or agreements providing for (a) the reorganization, merger, or the sale or consolidation of the Company's or BANK's assets with or into another entity, (b) the exchange of all or substantially all of the stock of the Company or the BANK for the stock of another entity or for cash, (c) the liquidation or dissolution of the Company or the BANK, or (d) the sale or the disposition of all or substantially all of the assets of the Company or of the BANK.

ARTICLE VIII

FUNDING

8.1           The BANK'S obligation under this Agreement shall be funded in a manner to assure DIRECTOR'S benefits shall be paid when due.

8.2           Should the BANK determine to fund this Agreement, in whole or in part, through the medium of life insurance, the BANK reserves the absolute right, at its sole discretion, to terminate such life insurance, as well as any other funding at any time, either in whole or in part. Except as provided in Section 2.3 hereof, at no time shall the DIRECTOR be deemed to have any right, title, or interest in or to any specified asset or assets of the BANK, including, but not by way of restriction, any insurance contracts or the proceeds therefrom. Except as provided in Section 2.3 hereof, any such life insurance purchased by the BANK shall not in any way be considered to be security for the performance of the obligations of this Agreement. It shall be, and remain, a general, unpledged, unrestricted asset of the BANK.

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ARTICLE IX

INDEPENDENCE OF BENEFITS

The benefits payable under this Agreement shall be independent of, and in addition to, any other benefits or compensation, whether by salary, or bonus or otherwise payable under any other employment agreements that now exist or may hereafter exist from time to time between the DIRECTOR and the BANK. This Agreement does not involve a reduction in salary or the foregoing or deferring of an increase in future salary by the DIRECTOR. Nor does the Agreement in any way affect or reduce the existing and future compensation and other benefits of the DIRECTOR.

ARTICLE X

ASSIGNABILITY, ALIENABILITY

Except in so far as prohibited by applicable law, no sale, transfer, alienation, assignment, pledge, collateralization, or attachment of any benefits under this Agreement shall be valid or recognized by the BANK. Neither the DIRECTOR, his spouse, or designated beneficiary shall have any power to hypothecate, mortgage, commute, modify or otherwise encumber in advance of any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony, or separate maintenance, owed by the DIRECTOR or his beneficiary, or be transferable by operation of law in the event of bankruptcy, insolvency, or otherwise.

ARTICLE XI

ADMINISTRATIVE CLAUSE

Any payment required to be made pursuant to this Agreement to a person who is under a legal disability at the time such payment is due may be made by the BANK to or for the benefit of such person in such of the following ways as the BANK shall determine: (a) directly to the person entitled to the payment; (b) to the legal representative of such person; (c) to some near relative of such person to be used for the latter's benefit; (d) directly in payment of expenses of support, maintenance or education of such person. Any such payment by the BANK shall, to the extent thereof be a complete discharge of any liability under this Agreement with respect to such payment. The BANK shall not be required to see to the application by any third party of any payments made pursuant to this paragraph.

ARTICLE XII

MARITAL, DEDUCTION PROVISION

If the DIRECTOR designates his spouse to receive payments to be made after his death, she shall have the right to direct the BANK as to the distribution of the sums, if any,

5

payable after her death. The DIRECTOR'S spouse has the right to direct any such payments which may be payable after her death be paid to such person(s) or to her own estate as she appoints and directs by a written direction fled with the BANK during her lifetime or by her last will and testament specifically referring to this power of appointment and to the extent the DIRECTOR'S spouse does not effectively exercise the power of appointment, such sums shall upon her death be distributed to her estate.

ARTICLE XIII

PAYMENTS UNSECURED

The DIRECTOR, his beneficiary and any other person or persons having or claiming a right to payments hereunder or to any interest in this Agreement shall rely solely on the unsecured promises of the BANK set forth herein, and nothing in this Agreement shall be construed to give the DIRECTOR, his beneficiary or any other persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by the BANK or in which it may have any right, title or interest now or in the future, but DIRECTOR, his beneficiary or any other person or persons having any right to payments hereunder shall have the right to enforce his claim against the BANK in the same manner as any unsecured creditor.

ARTICLE XIV

AMENDMENT

During the lifetime of the DIRECTOR, this Agreement may be amended or revoked at any time, in whole or in part, by mutual agreement of the Parties.

ARTICLE XV

NOTICES

Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the BANK. The date of such mailing shall be deemed the date of notice, consent or demand.

ARTICLE XVI

LAW GOVERNING

This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania. This Agreement shall be binding upon the designated recipients, beneficiaries, heirs,

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executors and administrators of the DIRECTOR and upon the successors and assigns of the BANK.

ARTICLE XVII

PRIOR AGREEMENTS

This Agreement shall amend and restate in its entirety that certain agreement between the BANK and the DIRECTOR dated August 4, 1992.

ARTICLE XVIII

MISCELLANEOUS

18.1           No modification of this Agreement shall be binding or enforceable in any court unless in writing and signed by the parties.

18.2           If any provision of this Agreement shall be or shall become illegal or unenforceable in whole or in part, for any reason whatsoever, the remaining provisions shall nevertheless be deemed valid, binding, and subsisting.

18.3           The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or violation thereof.

18.4           In the event any dispute shall arise between the BANK or its successor and the DIRECTOR as to the terms or interpretations of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action taken by the DIRECTOR to enforce the terms of this Agreement or in defending against any action taken by the BANK or its successor, the BANK shall reimburse DIRECTOR for all costs and expenses, including reasonable attorneys' fees and costs, arising from such dispute, proceedings, or actions, notwithstanding the ultimate outcome thereof. Such reimbursement shall be paid within ten (10) days of DIRECTOR furnishing to the BANK written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by DIRECTOR. Any such request for reimbursement by DIRECTOR shall be made no more frequently than at thirty (30) day intervals.

FIRST REPUBLIC BANK

By: /s/ Robert Davis
Asst. Secretary	President

/s/ Neil I. Rodin
Witness	DIRECTOR

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AMENDED AND RESTATED

SUPPLEMENTAL RETIREMENT PLAN AGREEMENT

THIS AGREEMENT is entered into this         day of May      , 2001 by FIRST REPUBLIC BANK, having its principal offices at 1608 Walnut Street, Suite 1000, Philadelphia, Pennsylvania 19103 (the "BANK") and WILLIAM W. BATOFF, (the "DIRECTOR").

RECITALS

WHEREAS, DIRECTOR and BANK entered into a Supplemental Retirement Plan Agreement dated August 4, 1992 (the "PLAN") and the parties hereto desire to amend and restate the PLAN as provided herein; and

WHEREAS, the DIRECTOR has been on the Board of Directors of the BANK since 1988, and;

WHEREAS, its Board of Directors, recognizing the past services of the DIRECTOR, the DIRECTOR'S contribution to the BANK and the experience and knowledge of the DIRECTOR, desires to modify and amend the rewards the DIRECTOR receives under the Plan for his continued valuable service and counsel.

NOW THEREFORE, in consideration of services performed in the past and to be performed in the future as well as of the mutual promises and covenants herein contained, the parties agree that the Plan is hereby amended and restated in its entirety as follows:

ARTICLE I

CONDITIONS

1.1           The DIRECTOR agrees to continue to devote such time and attention to the business and affairs of the BANK as shall be required, and to use his best efforts to furnish faithful and satisfactory service to the Board during his tenure.

1.2           The payment of benefits is conditioned upon the DIRECTOR not acting in any similar capacity for any business enterprise which competes to a substantial degree with the BANK, nor engaging in any activity involving substantial competition with the BANK, without written consent from the Board of Directors. This provision shall be limited to that time while the DIRECTOR continues to serve on the Board of Directors of the Bank (the "BOARD").

ARTICLE II

BENEFITS

2.1           Effective Date. The benefits provided to the DIRECTOR hereunder shall be fully vested as of the date of this Agreement and shall be payable as provided hereinafter.

2.2           Death Before Retirement. If the DIRECTOR dies while actively serving on the Board prior to the commencement of his retirement benefits payable hereunder, the BANK shall pay to such beneficiary(ies) as the DIRECTOR shall designate in writing the sum of $25,000 per year for ten years. Said payments shall be paid in annual installments commencing when the DIRECTOR would have reached sixty-five (65) years of age. If the DIRECTOR fails to properly designate a beneficiary, the payments shall be made to the DIRECTOR'S surviving spouse or if the spouse is deceased, to the personal representative of the DIRECTOR'S estate.

2.3           Retirement Benefits. At the later to' occur of DIRECTOR ceasing to serve as a DIRECTOR of the BANK or the DIRECTOR attaining the age sixty-five, the BANK shall pay the DIRECTOR $25,000 per year for ten years. Such benefit payments shall be made in annual installments beginning not later than the fifteenth (15th) day of the month following the fulfillment of the requirements in this Section 2.3.

Notwithstanding the above, in the event their is a Fundamental Change as defined in Section 7.2 hereof, of the BANK or its parent company, the DIRECTOR shall have the right, upon sixty (60) days written notice to BANK, to require the BANK to assign all insurance policies applicable to the DIRECTOR in lieu of receipt of payments by the BANK under this Agreement, or, at the sole discretion of DIRECTOR, require the BANK to commence payment of the $25,000 per annum for ten (10) years provided for under Section 2.3 hereof.

ARTICLE III

OTHER TERMINATIONS OF SERVICE

3.1           If the DIRECTOR'S service on the Board is terminated due to disability, such termination of service shall be treated as any other termination of service. There shall be no acceleration of benefits and the DIRECTOR shall only be entitled to the benefit he would have otherwise been due under this Agreement.

3.2           If the services of the DIRECTOR is terminated, as a result of any violation of criminal laws relating to banking, this Agreement shall terminate upon the date of such termination of service and no benefits or payments of any kind shall be made hereunder.

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ARTICLE IV

FIDUCIARY

4.1           The BANK is hereby designated the Named Fiduciary of the Plan and for purposes of the claims procedure under this Agreement. The BANK shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying any funding policy or methods consistent with this Agreement.

4.2           The BANK shall have the right to change the Named Fiduciary of the Plan created under this Agreement. The BANK shall give the DIRECTOR written notice of a change of the Named Fiduciary, or any change in the address or telephone number of the Named Fiduciary.

ARTICLE V

CLAIMS PROCEDURE

5.1           Benefits shall be paid in accordance with the provisions of this Agreement. Except in the death, the DIRECTOR or a designated recipient or any other person claiming through the DIRECTOR shall make a written request for benefits under this Agreement. This written claim shall be mailed or delivered to the Named Fiduciary. Such claim shall be reviewed by the Named Fiduciary. In the event of DIRECTOR'S death, while receiving payments hereunder, benefits shall continue to be timely paid to the DIRECTOR'S designated beneficiary, or if none has been named, to his estate.

5.2           The BANK shall only deny benefits in the event DIRECTOR shall violate the provisions of Section 1.2 or 3.2.

ARTICLE VI

NO CONTRACT OF EMPLOYMENT

This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provisions hereof restrict the removal of the DIRECTOR, or restrict the right of the DIRECTOR to terminate his service.

ARTICLE VII

REORGANIZATION OR FUNDAMENTAL CHANGE

7.1           The BANK shall not merge or consolidate into or with another bank, or reorganize, or sell substantially all of its assets to another bank, firm or person unless and until such succeeding or continuing bank, firm, or person agrees to assume and timely discharge the obligations of the BANK under this Agreement.

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7.2           A Fundamental Change shall mean:

a.
individuals who, as of the date hereof constitute the Board of the BANK'S parent company (the "COMPANY") or Board of the BANK (in either case hereinafter referred to as the "INCUMBENT BOARD") cease for any reason to constitute at least fifty percent (50%) of the Board of the Company or the BANK; provided, however, that any individual becoming a director subsequent to the date hereof whose nomination for election by Company or BANK's shareholders was approved by a vote of at least a majority of the directors then comprising the INCUMBENT BOARD shall be considered as though such individual were a member of the INCUMBENT BOARD, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than one nominated by the Board;

b.
the. Company or the BANK shall enter into an agreement or agreements providing for (a) the reorganization, merger, or the sale or consolidation of the Company's or BANK's assets with or into another entity, (b) the exchange of all or substantially all of the stock of the Company or the BANK for the stock of another entity or for cash, (c) the liquidation or dissolution of the Company or the BANK, or (d) the sale or the disposition of all or substantially all of the assets of the Company or of the BANK.

ARTICLE VIII

FUNDING

8.1           The BANK'S obligation under this Agreement, shall be funded in a manner to assure DIRECTOR'S benefits shall be paid when due.

8.2           Should the BANK determine to fund this Agreement, in whole or in part, through the medium of life insurance, the BANK reserves the absolute right, at its sole discretion, to terminate such life insurance, as well as any other funding at any time, either in whole or in part. Except as provided in Section 2.3 hereof, at no time shall the DIRECTOR be deemed to have any right, title, or interest in or to any specified asset or assets of the BANK, including, but not by way of restriction, any insurance contracts or the proceeds therefrom. Except as provided in Section 2.3 hereof, any such life insurance purchased by the BANK shall not in any way be considered to be security for the performance of the obligations of this Agreement. It shall be, and remain, a general, unpledged, unrestricted asset of the BANK.

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ARTICLE IX

INDEPENDENCE OF BENEFITS

The benefits payable under this Agreement shall be independent of, and in addition to, any other benefits or compensation, whether by salary, or bonus or otherwise payable under any other employment agreements that now exist or may hereafter exist from time to time between the DIRECTOR and the BANK. This Agreement does not involve a reduction in salary or the foregoing or deferring of an increase in future salary by the DIRECTOR. Nor does the Agreement in any way affect or reduce the existing and future compensation and other benefits of the DIRECTOR.

ARTICLE X

ASSIGNABILITY, ALIENABILITY

Except in so far as prohibited by applicable law, no sale, transfer, alienation, assignment, pledge, collateralization, or attachment of any benefits under this Agreement shall be valid or recognized by the BANK. Neither the DIRECTOR, his spouse, or designated beneficiary shall have any power to hypothecate, mortgage, commute, modify or otherwise encumber in advance of any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony, or separate maintenance, owed by the DIRECTOR or his beneficiary, or be transferable by operation of law in the event of bankruptcy, .insolvency, or otherwise.

ARTICLE XI

ADMINISTRATIVE CLAUSE

Any payment required to be made pursuant to this Agreement to a person who is under a legal disability at the time such payment is due may be made by the BANK to or for the benefit of such person in such of the following ways as the BANK shall determine: (a) directly to the person entitled to the payment; (b) to the legal representative of such person; (c) to some near relative of such person to be used for the latter's benefit; (d) directly in payment of expenses of support, maintenance or education of such person. Any such payment by the BANK shall, to the extent thereof be a complete discharge of any liability under this Agreement with respect to such payment. The BANK shall not be required to see to the application by any third party of any payments made pursuant to this paragraph.

ARTICLE XII

MARITAL, DEDUCTION PROVISION

If the DIRECTOR designates his spouse to receive payments to be made after his death, she shall have the right to direct the BANK as to the distribution of the sums, if any,

5

payable after her death. The DIRECTOR'S spouse has the right to direct any such payments which may be payable after her death be paid to such person(s) or to her own estate as she appoints and directs by a written direction fled with the BANK during her lifetime or by her last will and testament specifically referring to this power of appointment and to the extent the DIRECTOR'S spouse does not effectively exercise the power of appointment, such sums shall upon her death be distributed to her estate.

ARTICLE XIII

PAYMENTS UNSECURED

The DIRECTOR, his beneficiary and any other person or persons having or claiming a right to payments hereunder or to any interest in this Agreement shall rely solely on the unsecured promises of the BANK set forth herein, and nothing in this Agreement shall be construed to give the DIRECTOR, his beneficiary or any other persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by the BANK or in which it may have any right, title or interest now or in the future, but DIRECTOR, his beneficiary or any other person or persons having any right to payments hereunder shall have the right to enforce his claim against the BANK in the same manner as any unsecured creditor.

ARTICLE XIV

AMENDMENT

During the lifetime of the DIRECTOR, this Agreement may be amended or revoked at any time, in whole or in part, by mutual agreement of the Parties.

ARTICLE XV

NOTICES

Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the BANK. The date of such mailing shall be deemed the date of notice, consent or demand.

ARTICLE XVI

LAW GOVERNING

This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania. This Agreement shall be binding upon the designated recipients, beneficiaries, heirs,

6

executors and administrators of the DIRECTOR and upon the successors and assigns of the BANK.

ARTICLE XVII

PRIOR AGREEMENTS

This Agreement shall amend and restate in its entirety that certain agreement between the BANK and the DIRECTOR dated August 4, 1992.

ARTICLE XVIII

MISCELLANEOUS

18.1           No modification of this Agreement shall be binding or enforceable in any court unless in writing and signed by the parties.

18.2           If any provision of this Agreement shall be or shall become illegal or unenforceable in whole or in .part, for any reason whatsoever, the remaining provisions shall nevertheless be deemed valid, binding, and subsisting.

18.3           The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or violation thereof.

18.4           In the event any dispute shall arise between the BANK or its successor and the DIRECTOR as to the terms or interpretations of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action taken by the DIRECTOR to enforce the terms of this Agreement or in defending against any action taken by the BANK or its successor, the BANK shall reimburse DIRECTOR for all costs and expenses, including reasonable attorneys' fees and costs, arising from such dispute, proceedings, or actions, notwithstanding the ultimate outcome thereof. Such reimbursement shall be paid within ten (10) days of DIRECTOR furnishing to the BANK written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by DIRECTOR. Any such request for reimbursement by DIRECTOR shall be made no more frequently than at thirty (30) day intervals.

FIRST REPUBLIC BANK

By: /s/ Robert Davis
Asst. Secretary	President

/s/	/s/ William W. Batoff
Witness	DIRECTOR

Addendum to Amended and Restated Supplemental Retirement Plan Agreement For William W. Batoff, dated May, 2001

Notwithstanding anything to the contrary in the amended and restated supplemental retirement plan agreement for William W. Batoff, dated May, 2001, the benefits distribution schedule will be as follows. Effective January 1, 2007 Mr. Batoff will be entitled to a distribution of 6 years of benefits at $25,000 per year, to total $150,000. Such payment will be made upon request of Mr. Batoff, which request may be made no earlier than that date.

Republic First Bank

/s/ Robert Davis
By: President

Dated: August 9, 2006

/s/ William W. Batoff
William W. Batoff

AMENDED AND RESTATED
SUPPLEMENTAL RETIREMENT PLAN AGREEMENT

THIS AGREEMENT is entered into this 22nd day of May, 2001 by FIRST REPUBLIC BANK, having its principal offices at 1608 Walnut Street, Suite 1000, Philadelphia, Pennsylvania 19103 (the "BANK") and HARRIS D. MADONNA, (the "DIRECTOR").

RECITALS

WHEREAS, DIRECTOR and BANK entered into a Supplemental Retirement Plan Agreement dated August 4, 1992 (the "PLAN") and the parties hereto desire to amend and restate the PLAN as provided herein; and

WHEREAS, the DIRECTOR has been on the Board of Directors of the BANK since 1988, and;

WHEREAS, its Board of Directors, recognizing the past services of the DIRECTOR, the DIRECTOR'S contribution to the BANK and the experience and knowledge of the DIRECTOR, desires to modify and amend the rewards the DIRECTOR receives under the Plan for his continued valuable service and counsel.

NOW THEREFORE, in consideration of services performed in the past and to be performed in the future as well as of the mutual promises and covenants herein contained, the parties agree that the Plan is hereby amended and restated in its entirety as follows:

ARTICLE I

CONDITIONS

1.1           The DIRECTOR agrees to continue to devote such time and attention to the business and affairs of the BANK as shall be required, and to use his best efforts to furnish faithful and satisfactory service to the Board during his tenure.

1.2           The payment of benefits is conditioned upon the DIRECTOR not acting in any similar capacity for any business enterprise which competes to a substantial degree with the BANK, nor engaging in any activity involving substantial competition with the BANK, without written consent from the Board of Directors. This provision shall be limited to that time while the DIRECTOR continues to serve on the Board of Directors of the Bank (the "BOARD").

ARTICLE II

BENEFITS

2.1           Effective Date. The benefits provided to the DIRECTOR hereunder shall be fully vested as of the date of this Agreement and shall be payable as provided hereinafter.

2.2           Death Before Retirement. If the DIRECTOR dies while actively serving on the Board prior to the commencement of his retirement benefits payable hereunder, the BANK shall pay to such beneficiary(ies) as the DIRECTOR shall designate in writing the sum of $25,000 per year for ten years. Said payments shall be paid in annual installments commencing when the DIRECTOR would have reached sixty-five (65) years of age. If the DIRECTOR fails to properly designate a beneficiary, the payments shall be made to the DIRECTOR'S surviving spouse or if the spouse is deceased, to the personal representative of the DIRECTOR'S estate.

2.3           Retirement Benefits, At the later to occur of DIRECTOR ceasing to serve as a DIRECTOR of the BANK or the DIRECTOR attaining the age sixty-five, the BANK shall pay the DIRECTOR $25,000 per year for ten years. Such benefit payments shall be made in annual installments beginning not later than the fifteenth (15`) day of the month following the fulfillment of the requirements in this Section 2.3.

Notwithstanding the above, in the event their is a Fundamental Change as defined in Section 7.2 hereof, of the BANK or its parent company, the DIRECTOR shall have the right, upon sixty (60) days written notice to BANK, to require the BANK to assign all insurance policies applicable to the DIRECTOR in lieu of receipt of payments by the BANK under this Agreement, or, at the sole discretion of DIRECTOR, require the BANK to commence payment of the $25,000 per annum for ten (10) years provided for under Section 2.3 hereof

ARTICLE III

OTHER TERMINATIONS OF SERVICE

3.1           If the DIRECTOR'S service on the Board is terminated due to disability, such termination of service shall be treated as any other termination of service. There shall be no acceleration of benefits and the DIRECTOR shall only be entitled to the benefit he would have otherwise been due under this Agreement.

3.2           If the services of the DIRECTOR is terminated, as a result of any violation of criminal laws relating to banking, this Agreement shall terminate upon the date of such termination of service and no benefits or payments of any kind shall be made hereunder.

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ARTICLE IV

FIDUCIARY

4.1           The BANK is hereby designated the Named Fiduciary of the Plan and for purposes of the claims procedure under this Agreement. The BANK shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying any funding policy or methods consistent with this Agreement.

4.2           The BANK shall have the right to change the Named Fiduciary of the Plan created under this Agreement. The BANK shall give the DIRECTOR written notice of a change of the Named Fiduciary, or any change in the address or telephone number of the Named Fiduciary.

ARTICLE V

CLAIMS PROCEDURE

5.1           Benefits shall be paid in accordance with the provisions of this Agreement. Except in the death, the DIRECTOR or a designated recipient or any other person claiming through the DIRECTOR shall make a written request for benefits under this Agreement. This written claim shall be mailed or delivered to the Named Fiduciary. Such claim shall be reviewed by the Named Fiduciary. In the event of DIRECTOR'S death, while receiving payments hereunder, benefits shall continue to be timely paid to the DIRECTOR'S designated beneficiary, or if none has been named, to his estate.

5.2           The BANK shall only deny benefits in the event DIRECTOR shall violate the provisions of Section 1.2 or 3.2.

ARTICLE VI

NO CONTRACT OF EMPLOYMENT

This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provisions hereof restrict the removal of the DIRECTOR, or restrict the right of the DIRECTOR to terminate his service.

ARTICLE VII

REORGANIZATION OR FUNDAMENTAL CHANGE

7.1           The BANK shall not merge or consolidate into or with another bank, or reorganize, or sell substantially all of its assets to another bank, firm or person unless and until such succeeding or continuing bank, firm, or person agrees to assume and timely discharge the obligations of the BANK under this Agreement.

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7.2           A Fundamental Change shall mean:

a.
individuals who, as of the date hereof constitute the Board of the BANK'S parent company (the "COMPANY") or Board of the BANK (in either case hereinafter referred to as the "INCUMBENT BOARD") cease for any reason to constitute at least fifty percent (50%) of the Board of the Company or the BANK; provided, however that any individual becoming a director subsequent to the date hereof whose nomination for election by Company or BANK's shareholders was approved by a vote of at least a majority of the directors then comprising the INCUMBENT BOARD shall be considered as though such individual were a member of the INCUMBENT BOARD, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than one nominated by the Board;

b.
the Company or the BANK shall enter into an agreement or agreements providing for (a) the reorganization, merger, or the sale or consolidation of the Company's or BANK's assets with or into another entity, (b) the exchange of all or substantially all of the stock of the Company or the BANK for the stock of another entity or for cash, (c) the liquidation or dissolution of the Company or the BANK, or (d) the sale or the disposition of all or substantially all of the assets of the Company or of the BANK.

ARTICLE VIII

FUNDING

8.1           The BANK'S obligation under this Agreement shall be funded in a manner to assure DIRECTOR'S benefits shall be paid when due.

8.2           Should the BANK determine to fund this Agreement, in whole or in part, through the medium of life insurance, the BANK reserves the absolute right, at its sole discretion, to terminate such life insurance, as well as any other funding at any time, either in whole or in part. Except as provided in Section 2.3 hereof, at no time shall the DIRECTOR be deemed to have any right, title, or interest in or to any specified asset or assets of the BANK, including, but not by way of restriction, any insurance contracts or the proceeds therefrom. Except as provided in Section 2.3 hereof, any such life insurance purchased by the BANK shall not in any way be considered to be security for the performance of the obligations of this Agreement. It shall be, and remain, a general, unpledged, unrestricted asset of the BANK.

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ARTICLE IX

INDEPENDENCE OF BENEFITS

The benefits payable under this Agreement shall be independent of, and in addition to, any other benefits or compensation, whether by salary, or bonus or otherwise payable under any other employment agreements that now exist or may hereafter exist from time to time between the DIRECTOR and the BANK. This Agreement does not involve a reduction in salary or the foregoing or deferring of an increase in future salary by the DIRECTOR. Nor does the Agreement in any way affect or reduce the existing and future compensation and other benefits of the DIRECTOR.

ARTICLE X

ASSIGNABILITY, ALIENABILITY

Except in so far as prohibited by applicable law, no sale, transfer, alienation, assignment, pledge, collateralization, or attachment of any benefits under this Agreement shall be valid or recognized by the BANK. Neither the DIRECTOR, his spouse, or designated beneficiary shall have any power to hypothecate, mortgage, commute, modify or otherwise encumber in advance of any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony, or separate maintenance, owed by the DIRECTOR or his beneficiary, or be transferable by operation of law in the event of bankruptcy, insolvency, or otherwise.

ARTICLE XI

ADMINISTRATIVE CLAUSE

Any payment required to be made pursuant to this Agreement to a person who is under a legal disability at the time such payment is due may be made by the BANK to or for the benefit of such person in such of the following ways as the BANK shall determine: (a) directly to the person entitled to the payment; (b) to the legal representative of such person; (c) to some near relative of such person to be used for the latter's benefit; (d) directly in payment of expenses of support, maintenance or education of such person. Any such payment by the BANK shall, to the extent thereof be a complete discharge of any liability under this Agreement with respect to such payment. The BANK shall not be required to see to the application by any third party of any payments made pursuant to this paragraph.

ARTICLE XII

MARITAL DEDUCTION PROVISION

If the DIRECTOR designates his spouse to receive payments to be made after his death, she shall have the right to direct the BANK as to the distribution of the sums, if any,

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payable after her death. The DIRECTOR'S spouse has the right to direct any such payments which may be payable after her death be paid to such person(s) or to her own estate as she appoints and directs by a written direction fled with the BANK during her lifetime or by her last will and testament specifically referring to this power of appointment and to the extent the DIRECTOR'S spouse does not effectively exercise the power of appointment, such sums shall upon her death be distributed to her estate.

ARTICLE XIII

PAYMENTS UNSECURED

The DIRECTOR, his beneficiary and any other person or persons having or claiming a right to payments hereunder or to any interest in this Agreement shall rely solely on the unsecured promises of the BANK set forth herein, and nothing in this Agreement shall be construed to give the DIRECTOR, his beneficiary or any other persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by the BANK or in which it may have any right, title or interest now or in the future, but DIRECTOR, his beneficiary or any other person or persons having any right to payments hereunder shall have the right to enforce his claim against the BANK in the same manner as any unsecured creditor.

ARTICLE XIV

AMENDMENT

During the lifetime of the DIRECTOR, this Agreement may be amended or revoked at any time, in whole or in part, by mutual agreement of the Parties.

ARTICLE XV

NOTICES

Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the BANK. The date of such mailing shall be deemed the date of notice, consent or demand.

ARTICLE XVI

LAW GOVERNING

This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania. This Agreement shall be binding upon the designated recipients, beneficiaries, heirs,

6

executors and administrators of the DIRECTOR and upon the successors and assigns of the BANK.

ARTICLE XVII

PRIOR AGREEMENTS

This Agreement shall amend and restate in its entirety that certain agreement between the BANK and the DIRECTOR dated August 4, 1992.

ARTICLE XVIII

MISCELLANEOUS

18.1           No modification of this Agreement shall be binding or enforceable in any court unless in writing and signed by the parties.

18.2           If any provision of this Agreement shall be or shall become illegal or unenforceable in whole or in part, for any reason whatsoever, the remaining provisions shall nevertheless be deemed valid, binding, and subsisting.

18.3           The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or violation thereof.

18.4           In the event any dispute shall arise between the BANK or its successor and the DIRECTOR as to the terms or interpretations of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action taken by the DIRECTOR to enforce the terms of this Agreement or in defending against any action taken by the BANK or its successor, the BANK shall reimburse DIRECTOR for all costs and expenses, including reasonable attorneys' fees and costs, arising from such dispute, proceedings, or actions, notwithstanding the ultimate outcome thereof. Such reimbursement shall be paid within ten (10) days of DIRECTOR furnishing to the BANK written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by DIRECTOR. Any such request for reimbursement by DIRECTOR shall be made no more frequently than at thirty (30) day intervals.

FIRST REPUBLIC BANK

By: /s/ Robert Davis
Asst. Secretary	President

/s/ Harris D. Madonna
Witness	DIRECTOR

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AMENDED AND RESTATED
SUPPLEMENTAL RETIREMENT PLAN AGREEMENT

THIS AGREEMENT is entered into this ___ day of May    , 2001 by FIRST REPUBLIC BANK, having its principal offices at 1608 Walnut Street, Suite 1000, Philadelphia, Pennsylvania 19103 (the "BANK") and HARRIS WILDSTEIN, (the "DIRECTOR").

RECITALS

WHEREAS, DIRECTOR and BANK entered into a Supplemental Retirement Plan Agreement dated August 4, 1992 (the "PLAN") and the parties hereto desire to amend and restate the PLAN as provided herein; and

WHEREAS, the DIRECTOR has been on the Board of Directors of the BANK since 1988, and;

WHEREAS, its Board of Directors, recognizing the past services of the DIRECTOR, the DIRECTOR'S contribution to the BANK and the experience and knowledge of the DIRECTOR, desires to modify and amend the rewards the DIRECTOR receives under the Plan for his continued valuable service and counsel.

NOW THEREFORE, in consideration of services performed in the past and to be performed in the future as well as of the mutual promises and covenants herein contained, the parties agree that the Plan is hereby amended and restated in its entirety as follows:

ARTICLE I

CONDITIONS

1.1           The DIRECTOR agrees to continue to devote such time and attention to the business and affairs of the BANK as shall be required, and to use his best efforts to furnish faithful and satisfactory service to the Board during his tenure.

1.2           The payment of benefits is conditioned upon the DIRECTOR not acting in any similar capacity for any business enterprise which competes to a substantial degree with the BANK, nor engaging in any activity involving substantial competition with the BANK, without written consent from the Board of Directors. This provision shall be limited to that time while the DIRECTOR continues to serve on the Board of Directors of the Bank (the "BOARD").

ARTICLE II

BENEFITS

2.1           Effective Date. The benefits provided to the DIRECTOR hereunder shall be fully vested as of the date of this Agreement and shall be payable as provided hereinafter.

2.2           Death Before Retirement. If the DIRECTOR dies while actively serving on the Board prior to the commencement of his retirement benefits payable hereunder, the BANK shall pay to such beneficiary(ies) as the DIRECTOR shall designate in writing the sum of $25,000 per year for ten years. Said payments shall be paid in annual installments commencing when the DIRECTOR would have reached sixty-five (65) years of age. If the DIRECTOR fails to properly designate a beneficiary, the payments shall be made to the DIRECTOR'S surviving spouse or if the spouse is deceased, to the personal representative of the DIRECTOR'S estate.

2.3           Retirement Benefits. At the later to occur of DIRECTOR ceasing to serve as a DIRECTOR of the BANK or the DIRECTOR attaining the age sixty-five, the BANK shall pay the DIRECTOR $25,000 per year for ten years. Such benefit payments shall be made in annual installments beginning not later than the fifteenth (15th) day of the month following the fulfillment of the requirements in this Section 2.3.

Notwithstanding the above, in the event their is a Fundamental Change as defined in Section 7.2 hereof, of the BANK or its parent company, the DIRECTOR shall have the right, upon sixty (60) days written notice to BANK, to require the BANK to assign all insurance policies applicable to the DIRECTOR in lieu of receipt of payments by the BANK under this Agreement, or, at the sole discretion of DIRECTOR, require the BANK to commence payment of the $25,000 per annum for ten (10) years provided for under Section 2.3 hereof

ARTICLE III

OTHER TERMINATIONS OF SERVICE

3.1           If the DIRECTOR'S service on the Board is terminated due to disability, such termination of service shall be treated as any other termination of service. There shall be no acceleration of benefits and the DIRECTOR shall only be entitled to the benefit he would have otherwise been due under this Agreement.

3.2           If the services of the DIRECTOR is terminated, as a result of any violation of criminal laws relating to banking, this Agreement shall terminate upon the date of such termination of service and no benefits or payments of any kind shall be made hereunder.

ARTICLE IV

FIDUCIARY

4.1           The BANK is hereby designated the Named Fiduciary of the Plan and for purposes of the claims procedure under this Agreement. The BANK shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying any funding policy or methods consistent with this Agreement.

4.2           The BANK shall have the right to change the Named Fiduciary of the Plan created under this Agreement. The BANK shall give the DIRECTOR written notice of a change of the Named Fiduciary, or any change in the address or telephone number of the
Named Fiduciary.

ARTICLE V

CLAIMS PROCEDURE

5.1           Benefits shall be paid in accordance with the provisions of this Agreement. Except in the death, the DIRECTOR or a designated recipient or any other person claiming through the DIRECTOR shall make a written request for benefits under this Agreement. This written claim shall be mailed or delivered to the Named Fiduciary. Such claim shall be reviewed by the Named Fiduciary. In the event of DIRECTOR'S death, while receiving payments hereunder, benefits shall continue to be timely paid to the DIRECTOR'S designated beneficiary, or if none has been named, to his estate.

5.2           The BANK shall only deny benefits in the event DIRECTOR shall violate the provisions of Section 1.2 or 3.2.

ARTICLE VI

NO CONTRACT OF EMPLOYMENT

This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provisions hereof restrict the removal of the DIRECTOR, or restrict the right of the DIRECTOR to terminate his service.

ARTICLE VII

REORGANIZATION OR FUNDAMENTAL CHANGE

7.1           The BANK shall not merge or consolidate into or with another bank, or reorganize, or sell substantially all of its assets to another bank, firm or person unless and until such succeeding or continuing bank, firm, or person agrees to assume and timely discharge the obligations of the BANK under this Agreement.

7.2           A Fundamental Change shall mean:

a.
individuals who, as of the date hereof constitute the Board of the BANK'S parent company (the "COMPANY") or Board of the BANK (in either case hereinafter referred to as the "INCUMBENT BOARD") cease for any reason to constitute at least fifty percent (50%) of the Board of the Company or the BANK; provided, however, that any individual becoming a director subsequent to the date hereof whose nomination for election by Company or BANK's shareholders was approved by a vote of at least a majority of the directors then comprising the INCUMBENT BOARD shall be considered as though such individual were a member of the INCUMBENT BOARD, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than one nominated by the Board;

b.
the Company or the BANK shall enter into an agreement or agreements providing for (a) the reorganization, merger, or the sale or consolidation of the Company's or BANK's assets with or into another entity, (b) the exchange of all or substantially all of the stock of the Company or the BANK for the stock of another entity or for cash, (c) the liquidation or dissolution of the Company or the BANK, or (d) the sale or the disposition of all or substantially all of the assets of the Company or of the BANK.

ARTICLE VIII

FUNDING

8.1           The BANK'S obligation under this Agreement shall be funded in a manner to assure DIRECTOR'S benefits shall be paid when due.

8.2           Should the BANK determine to fund this Agreement, in whole or in part, through the medium of life insurance, the BANK reserves the absolute right, at its sole discretion, to terminate such life insurance, as well as any other funding at any time, either in whole or in part. Except as provided in Section 2.3 hereof, at no time shall the DIRECTOR be deemed to have any right, title, or interest in or to any specified asset or assets of the BANK, including, but not by way of restriction, any insurance contracts or the proceeds therefrom. Except as provided in Section 2.3 hereof, any such life insurance purchased by the BANK shall not in any way be considered to be security for the performance of the obligations of this Agreement. It shall be, and remain, a general, unpledged, unrestricted asset of the BANK.

ARTICLE IX

INDEPENDENCE OF BENEFITS

The benefits payable under this Agreement shall be independent of, and in addition to, any other benefits or compensation, whether by salary, or bonus or otherwise payable under any other employment agreements that now exist or may hereafter exist from time to time between the DIRECTOR and the BANK. This Agreement does not involve a reduction in salary or the foregoing or deferring of an increase in future salary by the DIRECTOR. Nor does the Agreement in any way affect or reduce the existing and future compensation and other benefits of the DIRECTOR.

ARTICLE X

ASSIGNABILITY, ALIENABILITY

Except in so far as prohibited by applicable law, no sale, transfer, alienation, assignment, pledge, collateralization, or attachment of any benefits under this Agreement shall be valid or recognized by the BANK. Neither the DIRECTOR, his spouse, or designated beneficiary shall have any power to hypothecate, mortgage, commute, modify or otherwise encumber in advance of any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony, or separate maintenance, owed by the DIRECTOR or his beneficiary, or be transferable by operation of law in the event of bankruptcy, insolvency, or otherwise.

ARTICLE XI

ADMINISTRATIVE CLAUSE

Any payment required to be made pursuant to this Agreement to a person who is under a legal disability at the time such payment is due may be made by the BANK to or for the benefit of such person in such of the following ways as the BANK shall determine: (a) directly to the person entitled to the payment; (b) to the legal representative of such person; (c) to some near relative of such person to be used for the latter's benefit; (d) directly in payment of expenses of support, maintenance or education of such person. Any such payment by the BANK shall, to the extent thereof be a complete discharge of any liability under this Agreement with respect to such payment. The BANK shall not be required to see to the application by any third party of any payments made pursuant to this paragraph.

ARTICLE XII

MARITAL, DEDUCTION PROVISION

If the DIRECTOR designates his spouse to receive payments to be made after his death, she shall have the right to direct the BANK as to the distribution of the sums, if any,

payable after her death. The DIRECTOR'S spouse has the right to direct any such payments which may be payable after her death be paid to such person(s) or to her own estate as she appoints and directs by a written direction fled with the BANK during her lifetime or by her last will and testament specifically referring to this power of appointment and to the extent the DIRECTOR'S spouse does not effectively exercise the power of appointment, such sums shall upon her death be distributed to her estate.

ARTICLE XIII

PAYMENTS UNSECURED

The DIRECTOR, his beneficiary and any other person or persons having or claiming a right to payments hereunder or to any interest in this Agreement shall rely solely on the unsecured promises of the BANK set forth herein, and nothing in this Agreement shall be construed to give the DIRECTOR, his beneficiary or any other persons any right, title, interest or claim in or to any specific asset, fund, reserve, account or property of any kind whatsoever owned by the BANK or in which it may have any right, title or interest now or in the future, but DIRECTOR, his beneficiary or any other person or persons having any right to payments hereunder shall have the right to enforce his claim against the BANK in the same manner as any unsecured creditor.

ARTICLE XIV

AMENDMENT

During the lifetime of the DIRECTOR, this Agreement may be amended or revoked at any time, in whole or in part, by mutual agreement of the Parties.

ARTICLE XV

NOTICES

Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the BANK. The date of such mailing shall be deemed the date of notice, consent or demand.

ARTICLE XVI

LAW GOVERNING

This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania. This Agreement shall be binding upon the designated recipients, beneficiaries, heirs,

executors and administrators of the DIRECTOR and upon the successors and assigns of the BANK.

ARTICLE XVII

PRIOR AGREEMENTS

This Agreement shall amend and restate in its entirety that certain agreement between the BANK and the DIRECTOR dated August 4, 1992.

ARTICLE XVIII

MISCELLANEOUS

18.1           No modification of this Agreement shall be binding or enforceable in any court unless in writing and signed by the parties.

18.2           If any provision of this Agreement shall be or shall become illegal or unenforceable in whole or in part, for any reason whatsoever, the remaining provisions shall nevertheless be deemed valid, binding, and subsisting.

18.3           The waiver by either party of a breach or violation of any provision of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach or violation thereof.

18.4           In the event any dispute shall arise between the BANK or its successor and the DIRECTOR as to the terms or interpretations of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action taken by the DIRECTOR to enforce the terms of this Agreement or in defending against any action taken by the BANK or its successor, the BANK shall reimburse DIRECTOR for all costs and expenses, including reasonable attorneys' fees and costs, arising from such dispute, proceedings, or actions, notwithstanding the ultimate outcome thereof. Such reimbursement shall be paid within ten (10) days of DIRECTOR furnishing to the BANK written evidence, which may be in the form, among other things, of a canceled check or receipt, of any costs or expenses incurred by DIRECTOR. Any such request for reimbursement by DIRECTOR shall be made no more frequently than at thirty (30) day intervals.

FIRST REPUBLIC BANK

By: /s/ Robert Davis
Asst. Secretary	President

/s/ Harris Wildstein
Witness	DIRECTOR